Putnam VT Multi-Asset Absolute Return Fund
The fund's portfolio
3/31/23 (Unaudited)

COMMON STOCKS (—%)(a)
	Shares	Value
Glow Energy PCL (Thailand)(NON)(F)	700	$—

Total common stocks (cost $1,947)		$—

MORTGAGE-BACKED SECURITIES (—%)(a)
	Principal amount	Value
WF-RBS Commercial Mortgage Trust 144A Ser. 11-C3, Class E, 5.00%, 3/15/44(WAC)	$30,000	$—

Total mortgage-backed securities (cost $27,565)		$—

SHORT-TERM INVESTMENTS (99.5%)(a)
		Principal amount/shares	Value
Interest in $386,765,000 joint tri-party repurchase agreement dated 3/31/2023 with Citigroup Global Markets, Inc. due 4/3/2023 - maturity value of $18,210,296 for an effective yield of 4.810% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 2.250% to 7.500% and due dates ranging from 10/31/2024 to 8/15/2064, valued at $394,512,021)		$18,203,000	$18,203,000
Putnam Short Term Investment Fund Class P 4.88%(AFF)	Shares	9,500,000	9,500,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.70%(P)	Shares	180,000	180,000
U.S. Treasury Bills 4.627%, 5/23/23(SEG)		$300,000	298,088
U.S. Treasury Bills 4.507%, 5/11/23(SEG)		100,000	99,509

Total short-term investments (cost $28,280,549)			$28,280,597
TOTAL INVESTMENTS

Total investments (cost $28,310,061)			$28,280,597

FUTURES CONTRACTS OUTSTANDING at 3/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	4	$821,862	$827,550	Jun-23	$48,492
U.S. Treasury Note 10 yr (Long)	75	8,619,141	8,619,141	Jun-23	250,269

Unrealized appreciation					298,761

Unrealized (depreciation)					—

Total					$298,761

	OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/23 (Unaudited)
	Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	Goldman Sachs International
	$7,818,417	$8,192,546	$—	12/15/25	(US SOFR plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$381,215
	7,445,754	7,638,377	—	12/15/25	US SOFR minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(202,321)

Upfront premium received			—	Unrealized appreciation			381,215

Upfront premium (paid)			—	Unrealized (depreciation)			(202,321)

		Total	$—			Total	$178,894
*	The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
E.ON SE (Germany)	Utilities and power	4,439	$55,457	0.68%
Iberdrola SA (Spain)	Utilities and power	4,276	53,360	0.65%
MSCI, Inc.	Technology	95	52,983	0.65%
Red Electrica Corporacion SA (Spain)	Utilities and power	2,944	51,812	0.63%
Hershey Co. (The)	Consumer staples	202	51,473	0.63%
Elisa OYJ (Finland)	Communication services	851	51,386	0.63%
Secom Co., Ltd. (Japan)	Consumer cyclicals	836	51,255	0.63%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	3,250	51,183	0.62%
PepsiCo, Inc.	Consumer staples	279	50,949	0.62%
Sekisui Chemical Co., Ltd. (Japan)	Financials	3,576	50,404	0.62%
GoDaddy, Inc. Class A	Technology	645	50,113	0.61%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	396	50,092	0.61%
Ferrari NV (Italy)	Consumer cyclicals	184	49,736	0.61%
Fortive Corp.	Capital goods	724	49,346	0.60%
Deutsche Lufthansa AG (Germany)	Transportation	4,425	49,320	0.60%
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	8,944	48,742	0.59%
Toppan, Inc. (Japan)	Consumer cyclicals	2,431	48,675	0.59%
AT&T, Inc.	Communication services	2,508	48,286	0.59%
Diageo PLC (United Kingdom)	Consumer staples	1,078	48,153	0.59%
Exor NV (Netherlands)	Financials	580	47,821	0.58%
Exxon Mobil Corp.	Energy	435	47,683	0.58%
Garmin, Ltd.	Technology	472	47,601	0.58%
Eiffage SA (France)	Basic materials	439	47,565	0.58%
Keysight Technologies, Inc.	Technology	293	47,335	0.58%
Chevron Corp.	Energy	290	47,268	0.58%
Weyerhaeuser Co.	Basic materials	1,548	46,645	0.57%
FactSet Research Systems, Inc.	Consumer cyclicals	112	46,387	0.57%
3M Co.	Conglomerates	441	46,359	0.57%
VeriSign, Inc.	Technology	219	46,253	0.56%
Textron, Inc.	Capital goods	652	46,055	0.56%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	1,629	45,328	0.55%
VMware, Inc. Class A	Technology	363	45,308	0.55%
Verisk Analytics, Inc.	Consumer cyclicals	235	45,102	0.55%
Cummins, Inc.	Capital goods	188	44,826	0.55%
Philip Morris International, Inc.	Consumer staples	452	43,983	0.54%
Smiths Group PLC (United Kingdom)	Capital goods	2,054	43,599	0.53%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	1,739	43,319	0.53%
Keurig Dr Pepper, Inc.	Consumer staples	1,212	42,776	0.52%
NetApp, Inc.	Technology	656	41,880	0.51%
Carlsberg A/S Class B (Denmark)	Consumer staples	266	41,259	0.50%
Vinci SA (France)	Capital goods	359	41,234	0.50%
Accenture PLC Class A	Technology	144	41,200	0.50%
Nitto Denko Corp. (Japan)	Basic materials	638	40,956	0.50%
Telefonica SA (Spain)	Communication services	9,408	40,611	0.50%
SEI Investments Co.	Financials	698	40,153	0.49%
Hartford Financial Services Group, Inc. (The)	Financials	568	39,618	0.48%
Merck & Co., Inc.	Health care	368	39,163	0.48%
Colgate-Palmolive Co.	Consumer staples	509	38,274	0.47%
Agilent Technologies, Inc.	Technology	276	38,136	0.47%
Mettler-Toledo International, Inc.	Health care	25	37,880	0.46%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Enel SpA (Italy)	Utilities and power	8,117	$49,534	0.65%
Wilmar International, Ltd. (Singapore)	Basic materials	15,340	48,527	0.64%
Pernod Ricard SA (France)	Consumer staples	212	48,075	0.63%
Air Liquide SA (France)	Basic materials	286	47,786	0.63%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	2,471	47,751	0.63%
Orange SA (France)	Communication services	3,975	47,218	0.62%
Waste Connections, Inc.	Capital goods	339	47,171	0.62%
Toyota Motor Corp. (Japan)	Consumer cyclicals	3,325	47,076	0.62%
Duke Energy Corp.	Utilities and power	487	47,011	0.62%
Ferrovial SA (Spain)	Basic materials	1,599	46,971	0.61%
Visa, Inc. Class A	Financials	208	46,902	0.61%
T-Mobile US, Inc.	Communication services	321	46,451	0.61%
Reed Elsevier (United Kingdom)	Consumer cyclicals	1,394	45,011	0.59%
Equifax, Inc.	Consumer cyclicals	222	44,976	0.59%
Allianz SE (Germany)	Financials	194	44,666	0.58%
AXA SA (France)	Financials	1,441	44,004	0.58%
Heineken NV (Netherlands)	Consumer staples	409	43,942	0.58%
Bridgestone Corp. (Japan)	Consumer cyclicals	1,081	43,688	0.57%
Imperial Brands PLC (United Kingdom)	Consumer staples	1,873	43,067	0.56%
Moody's Corp.	Consumer cyclicals	131	40,166	0.53%
ANA Holdings, Inc. (Japan)	Transportation	1,847	40,003	0.52%
D.R. Horton, Inc.	Consumer cyclicals	402	39,227	0.51%
Swisscom AG (Switzerland)	Communication services	61	38,860	0.51%
Ingersoll Rand, Inc.	Capital goods	666	38,732	0.51%
Berkshire Hathaway, Inc. Class B	Financials	125	38,656	0.51%
Berkeley Group Holdings PLC (The) (United Kingdom)	Consumer cyclicals	745	38,596	0.51%
CK Hutchison Holdings, Ltd. (Hong Kong)	Consumer staples	6,154	38,179	0.50%
UPM-Kymmene OYJ (Finland)	Basic materials	1,136	38,134	0.50%
EssilorLuxottica SA (France)	Health care	211	38,047	0.50%
S&P Global, Inc.	Consumer cyclicals	110	37,933	0.50%
Cooper Cos., Inc. (The)	Health care	98	36,555	0.48%
ORIX Corp. (Japan)	Financials	2,216	36,318	0.48%
Kubota Corp. (Japan)	Capital goods	2,388	35,946	0.47%
United Parcel Service, Inc. Class B	Transportation	184	35,608	0.47%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	1,086	35,569	0.47%
Monster Beverage Corp.	Consumer staples	655	35,363	0.46%
STERIS PLC	Health care	185	35,355	0.46%
CGI Group, Inc. Class A (Canada)	Technology	366	35,269	0.46%
Coca-Cola Co. (The)	Consumer staples	565	35,037	0.46%
Masco Corp.	Consumer cyclicals	704	35,022	0.46%
Atmos Energy Corp.	Utilities and power	302	33,936	0.44%
Howmet Aerospace, Inc.	Capital goods	799	33,863	0.44%
Kyocera Corp. (Japan)	Technology	650	33,704	0.44%
CMS Energy Corp.	Utilities and power	547	33,573	0.44%
Southern Co. (The)	Utilities and power	472	32,832	0.43%
Westlake Corp.	Basic materials	283	32,812	0.43%
Keppel Corp., Ltd. (Singapore)	Capital goods	7,755	32,807	0.43%
Royalty Pharma PLC Class A	Health care	897	32,319	0.42%
Toyota Industries Corp. (Japan)	Consumer cyclicals	570	31,547	0.41%
Acciona SA (Spain)	Basic materials	157	31,463	0.41%

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2023 through March 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $28,422,384.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$1,505,300	$1,563,400	$3,068,700	$9,956	$—
	Putnam Short Term Investment Fund**	9,500,000	—	—	109,956	9,500,000

	Total Short-term investments	$11,005,300	$1,563,400	$3,068,700	$119,912	$9,500,000
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund did not have any securities on loan.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $245,341.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(WAC)	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $18,210,296 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Utilities and power	$—	$—	$—

Total common stocks	—	—	—
Mortgage-backed securities	—	—	—
Short-term investments	180,000	28,100,597	—

Totals by level	$180,000	$28,100,597	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$298,761	$—	$—
Total return swap contracts	—	178,894	—

Totals by level	$298,761	$178,894	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	300
OTC total return swap contracts (notional)	$97,100,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com